CUSIP No. 486577 109	Page 8 of 11

Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Kayak Software Corporation.

EXECUTED this 11th day of February, 2014

GENERAL CATALYST GROUP V, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GROUP V SUPPLEMENTAL, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GC ENTREPRENEURS FUND V, L.P.

By:	GENERAL CATALYST PARTNERS V, L.P.
its General Partner

	By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

CUSIP No. 486577 109	Page 9 of 11

GENERAL CATALYST PARTNERS V, L.P.

By:	GENERAL CATALYST GP V, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GP V, LLC

By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GROUP III, L.P.

By:	GENERAL CATALYST PARTNERS III, L.P.
its General Partner

	By:	GENERAL CATALYST GP III, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GC ENTREPRENEURS FUND III, L.P.

By:	GENERAL CATALYST PARTNERS III, L.P.
its General Partner

	By:	GENERAL CATALYST GP III, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

CUSIP No. 486577 109	Page 10 of 11

GENERAL CATALYST PARTNERS III, L.P.

By:	GENERAL CATALYST GP III, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GP III, LLC

By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GROUP II, L.P.

By:	GENERAL CATALYST PARTNERS II, L.P.
its General Partner

	By:	GENERAL CATALYST GP II, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GC ENTREPRENEURS FUND II, L.P.

By:	GENERAL CATALYST PARTNERS II, L.P.
its General Partner

	By:	GENERAL CATALYST GP II, LLC
its General Partner

		By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

CUSIP No. 486577 109	Page 11 of 11

GENERAL CATALYST PARTNERS II, L.P.

By:		GENERAL CATALYST GP II, LLC
its General Partner

	By:	/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

GENERAL CATALYST GP II, LLC

By:		/s/ William J. Fitzgerald
William J. Fitzgerald
Member, COO and CFO

By:		/s/ Joel E. Cutler
Joel E. Cutler

By:		/s/ David P. Fialkow
David P. Fialkow

By:		/s/ David J. Orfao
David J. Orfao